EMPLOYMENT AGREEMENT



     THIS AGREEMENT (the "Agreement"), made and entered into as ofthe first day of May, 1990, between RALPHS GROCERY COMPANY, a Delaware corporation, having its executive offices and a principal place of business in the City of Compton, California (hereinafter called the "Employer"), and JAN CHARLES GRAY (hereinafter called the "Employee").

     It is agreed by and between the parties hereto as follows:

                            ARTICLE I
                          COMPENSATION

     1.1 The Employer agrees to and does employ the Employee to perform his duties as Senior Vice President, General Counsel and Secretary or as determined by the Board of Directors of Employer for the period beginning May 1, 1990, and ending April 30, 1993. During said period the Employer agrees to pay the Employee total compensation in the annual amount of One Hundred Seventy Thousand Dollars ($170,000).
The agreement as to said amount shall not preclude or in any way affect the grant by the Employer or the receipt by the Employee of increases in his total compensation, or of bonuses or other forms of additional compensation (including insurance and other employee plan benefits), such increases, bonuses and additional compensation, contingent or otherwise, to be determined solely in the discretion of the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors.

     1.2 The total compensation provided in Section 1.1 hereof, shall be payable as current salary, in monthly installments, and at the same monthly rate as adjusted for any fraction of a month unexpired at the termination of the period of contract employment hereunder.

     1.3 The term "period of contract employment", as used herein, means the period beginning May 1, 1990 and ending April 30, 1993, or on the last day of any renewal period, as hereinafter provided, or at the time of the previous death or termination of contract employment of the Employee.

          The term "termination of contract employment", as used herein, means either:

          (a) The failure of the parties before the close of business on May 1, 1993, to enter into a contract for the Employer's employment of the Employee and the cessation of the Employee's contract employment by the Employer as a result thereof;
or

          (b) The failure of the Employee, during the period of contract employment, to render services to the Employer for a continuous period of twelve (12) months, because of the Employee's physical or mental disability during said period, and action by the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors to end the Employee's contract employment by reason thereof. If there should be any dispute between the parties as to the Employee's physical or mental disability at any time, such question shall be settled by the opinion of an impartial reputable physician agreed upon for the purpose by the parties or their representatives, or failing agreement within ten (10) days of a written request therefor by either party to the other, then one designated by the then president of the Los Angeles Medical Society. The certificate of such physician as to the matter in dispute shall be final and binding on the parties; or

          (c) Exercise by the Employee, at the time and in the manner provided in Section 2.4 hereof, of the option granted to the Employee by such Section 2.4; or

          (d) The voluntary resignation or retirement of the Employee; or

          (e) The termination of the Employee's employment by the Employer based upon the Employee's gross misconduct, felony conviction (other than a traffic or moving violation, such as driving while intoxicated), serious breach of Employer policy, as determined by the Board of Directors of the Employer; or

          (f) The material breach of the Agreement by the Employee.

          The term "renewal period", as used herein, means a period of renewal occurring at the end of the original term of the agreement as provided for by a written agreement of the parties extending the time for employment.


                           ARTICLE II
                        OTHER PROVISIONS

     2.1 The Employee agrees that during the period of contract employment (a) he will faithfully and in conformity with the directions of the Board of Directors of the Employer, or of an officer of the Employer duly authorized by said Board, perform the duties of his employment hereunder, and that he will devote to the performance of said duties all such time and attention as they shall reasonably require, taking, however, from time to time (as the Employer agrees that he may) reasonable vacations; and (b) he will not, without the express consent of the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors, become actively associated with or engaged in any business during the period of contract employment other than that of the Employer, or a division, or subsidiary of the Employer that would detract from the performance of his duties to the Employer, and he will do nothing inconsistent with such duties. In the event that the Employee is in breach of the provisions of Clause (b) of the preceding sentence hereof, Employee shall promptly reimburse Employer for any monies paid by Employer in connection with the relocation of Employee during the period of the Agreement or contemplated by the signing of this Agreement, including, without limitation, any bonus or relocation expenses paid for or incurred by Employer including carrying costs for property purchased from or on behalf of Employee.

          In the event that the Employee is advised by the Employer in writing that his services will no longer be required during the remainder of the period of contract employment, this shall be treated as a suspension of services and Employee shall continue to be treated as an employee for all purposes, including eligibility for all employee benefits of Employee, and shall continue to be compensated by Employer (subject to the possible offset set forth below) during the remainder of the period of contract employment at the rate of "total compensation" to which Employee was entitled at time of suspension of services. For this purpose, "total compensa-tion" shall include any bonus earned by the Employee in the year of suspension of services of Employee. Employee shall be free to become actively engaged with another business but in such event, fifty percent (50%) of the compensation of any kind received from such other business (except from businesses or investments owned by Employee before the date of termination for which there will be no deduction) and one hundred percent (100%) of the compensation of any kind received from a "competing business" (as defined below), in each case attributable to the period of contract employment, shall be subtracted from any amounts otherwise due Employee from Employer.

          Employee agrees that he will not disclose to
anyone outside of the Employer, or use in other than the Employer's business, confidential information relating to the Employer's business, in any way obtained by him while employed by the Employer, unless authorized by the Employer in writing. It is understood that violation of this provision would cause irreparable harm to the Employer and that Employer may seek to enjoin any such violation or to take any other applicable
action.   The Employee
also agrees that he will not engage in any activity which would violate the Conflict of Interest or Business Ethics Statement signed from time to time by the Employee.

     2.2 It is recognized by Employee and Employer that Employee's duties during the period of contract employment will entail thereceipt of confidential information concerning not only Employer's current operations and procedures but also its short-range and long-range plans. Employee agrees that, during the period of contract employment, Employee will not have an investment of $100,000 or more in a competing business (as hereinafter defined) and will not render personal services to such competing business in any manner, including, without limitation, as owner, partner, director, trustee, officer, employee, consultant or advisor thereof.

          If Employee shall breach the agreement contained in this Section 2.2, such breach may render Employee liable to Employer for damages therefor and entitle Employer to enjoin Employee from making such investment or from rendering such personal services. In addition, Employer shall have the right in such event to enjoin Employee from disclosing any confidential information concerning Employer to any such competing business, to enjoin any such competing business from receiving from Employee or using any such confidential information and/or to enjoin any such competing business from retaining or seeking to retain any other employees of Employer.

          As used in Section 2.1 and 2.2, a "competing business" shall be any business which:

          (a)  at the time of determination, is
substantially similar to the whole or a substantial part of the business at the end of the period of active employment, conducted by Employer, or any of its subsidiaries, or subsidiaries of subsidiaries, or divisions, or substantially similar to some substantial part ofsaid business; and

          (b) at the time of determination, is operating a store or stores which, during its or their fiscal year preceding the determination, in the aggregate had aggregate net sales, including sales in leased and licensed departments, in excess of $10,000,000, which store or stores is or are located in a city or within a radius of twenty-five (25) miles from the outer limits of a city where Employer, or any of its subsidiaries, or subsidiaries of subsidiaries, or divisions is operating a store or stores which, during its or their fiscal year preceding the determination, in the aggregate had aggregate net sales, including sales in leased and licensed departments, in excess of $10,000,000; and

          (c)  had aggregate net sales at all its
locations,including sales in leased and licensed departments and sales by its divisions and subsidiaries, during its fiscal year preceding that in which the Employee made such investment herein, or first rendered personal services thereto, following his termination of service, in excess of $25,000,000.

     2.3 The Employer agrees that during the period of active employment the Employee shall be allowed reasonable traveling expenses and shall be furnished office space, assistance and accommodations suitable to the character of his position with the Employer and adequate for the performance of his duties hereunder.

     2.4 This Agreement shall not be assignable by the Employer without the written consent of the Employee, except that, if the Employer shall merge or consolidate with or into, or transfer substantially all of its assets, including goodwill, to another corporation or other form of business organization, this Agreement shall bind and run to the benefit of the successor of the Employer resulting from such merger, consolidation, or transfer; provided, however, that if any such merger, consolidation, or transfer shall be with, into, or to any corporation or other form of business organization other than a subsidiary of the Employer or a corporation having substantially the same common stockholders as the Employer, the Employee at any time thereafter shall have the right, at his option, on not less than thirty (30) days' written notice to the Employer or its successors, to terminate the period of contract employment. The Employee may not assign, pledge, or encumber his interest in this Agreement, or any part thereof, without the written consent of the Employer.

     2.5 The Employer agrees that in the event of war or a national emergency, the Employee will, at his request, be granted a leave of absence for military or governmental service, and during said period of leave of absence shall be paid such compensation as may be fixed by, or with the authority of, the Board of Directors of the Employer. During any such leave of absence, the Employee shall, except in respect to his rights to the compensation herein provided and his obligation to perform active duties of the Employer be deemed, for the purposes of this Agreement, to be in the active employment of the Employer.

     2.6 This Agreement and all questions arising in connection therewith shall be governed by the laws of the State of California.

     2.7 This Agreement comprises the entire agreement between the parties hereto and as of May 1, 1990, supersedes, cancels and annuls the Agreement dated August 1, 1988, between Employer and Employee and any rights of employee thereunder, including provisions from prior employment agreements which were continued by, or incorporated in, said Agreement dated August 1, 1988. This Agreement may not be modified orally.

     2.8 Words in the masculine herein may be interpreted as feminine or neuter, and words in the singular as plural, and vice versa, where the sense requires.


     IN WITNESS WHEREOF, the parties hereto have hereunto and to a duplicate hereof, set their signatures as of the day, month and year first above written, the Employer by a Director thereunto duly authorized by its Board of Directors.

                              RALPHS GROCERY COMPANY


By_________________________________


EMPLOYEE SIGNATURE


By_________________________________

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


   The Employment Agreement dated May 1, 1990, by and between RALPHS GROCERY COMPANY, a Delaware corporation, and JAN CHARLES GRAY is hereby amended as set forth herein.

   1. Articles 1.1 and 1.3 are hereby amended as follows:

      "The ending date for the period of contract employment is extended three (3) years; the new ending date for 'the period of contract employment' being April 30, 1996."

   2. Article 1.3(a) is hereby amended as follows:

      The date April 30, 1993 is changed to April 30,
      1996.

   3. All other terms and conditions of the Employment
Agreement dated May 1, 1990 by and between RALPHS GROCERY
COMPANY, a Delaware corporation, and JAN CHARLES GRAY, and any subsequent amendments or modifications relating thereto, shall remain the same.

   4. The effective date of this First Amendment to Employment Agreement is January 20, 1992.

   ALL OF THE TERMS OF THIS FIRST AMENDMENT TO EMPLOYMENT
AGREEMENT ARE HEREBY FULLY AGREED TO BY THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have hereunto, and to a duplicate hereof, set their signatures as of the effective date of this First Amendment to Employment
Agreement, the Employer by a Director thereunto duly authorized by its Board of Directors.

                   RALPHS GROCERY COMPANY


                   By


                   EMPLOYEE SIGNATURE

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


   The Employment Agreement dated May 1, 1990, by and between RALPHS GROCERY COMPANY, a Delaware corporation, and JAN CHARLES GRAY is hereby amended as set forth herein.

   1. Article 1.1 is hereby amended as follows:

      "The annual 'total compensation' shall be Two
      Hundred Ten Thousand Dollars ($210,000)."

   2. All other terms and conditions of the Employment
Agreement dated May 1, 1990, by and between RALPHS GROCERY
COMPANY, a Delaware corporation, and JAN CHARLES GRAY, and any subsequent amendments or modifications relating thereto, shall remain the same.

   4. The effective date of this Second Amendment to Employment Agreement is May 1, 1993.

   ALL OF THE TERMS OF THIS SECOND AMENDMENT TO EMPLOYMENT
AGREEMENT ARE HEREBY FULLY AGREED TO BY THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have hereunto, and to a duplicate hereof, set their signatures as of the effective date of this Second Amendment to Employment
Agreement, the Employer by a Director thereunto duly authorized by its Board of Directors.


                   RALPHS GROCERY COMPANY


                   By


                   EMPLOYEE SIGNATURE



                      EMPLOYMENT AGREEMENT



     THIS AGREEMENT (the "Agreement"), made and entered into as of the first day of May, 1990, between RALPHS GROCERY COMPANY, a Delaware corporation, having its executive offices and a principal place of business in the City of Compton, California (hereinafter called the "Employer"), and TERRY PEETS (hereinafter called the "Employee").

     It is agreed by and between the parties hereto as follows:

                            ARTICLE I
                          COMPENSATION

     1.1 The Employer agrees to and does employ the Employee to perform his duties as Senior Vice President, Merchandising or as determined by the Board of Directors of Employer for the period beginning May 1, 1990, and ending April 30, 1993. During said period the Employer agrees to pay the Employee total compensation in the annual amount of One Hundred Sixty Thousand Dollars ($160,000). The agreement as to said amount shall not preclude or in any way affect the grant by the Employer or the receipt by the Employee of increases in his total compensation, or of bonuses or other forms of additional compensation (including insurance and other employee plan benefits), such increases, bonuses and additional compensation, contingent or otherwise, to be determined solely in the discretion of the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors.

     1.2 The total compensation provided in Section 1.1 hereof, shall be payable as current salary, in monthly installments, and at the same monthly rate as adjusted for any fraction of a month unexpired at the termination of the period of contract employment hereunder.

     1.3 The term "period of contract employment", as used herein, means the period beginning May 1, 1990 and ending April 30, 1993, or on the last day of any renewal period, as hereinafter provided, or at the time of the previous death or termination of contract employment of the Employee.

          The term "termination of contract employment", as used herein, means either:

          (a) The failure of the parties before the close of business on May 1, 1993, to enter into a contract for the Employer's employment of the Employee and the cessation of the Employee's contract employment by the Employer as a result thereof;

or

          (b) The failure of the Employee, during the period of contract employment, to render services to the Employer for a continuous period of twelve (12) months, because of the Employee's physical or mental disability during said period, and action by the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors to end the Employee's contract employment by reason thereof. If there should be any dispute between the parties as to the Employee's physical or mental disability at any time, such question shall be settled by the opinion of an impartial reputable physician agreed upon for thepurpose by the parties or their representatives, or failing agreement within ten (10) days of a written request therefore by either party to the other, then one designated by the then president of the Los Angeles Medical Society. The certificate of such physician as to the matter in dispute shall be final and binding on the parties; or

          (c) Exercise by the Employee, at the time and in the manner provided in Section 2.4 hereof, of the option granted to the Employee by such Section 2.4; or

          (d) The voluntary resignation or retirement of the Employee; or

          (e) The termination of the Employee's employment by the Employer based upon the Employee's gross misconduct, felony conviction (other than a traffic or moving violation, such as driving while intoxicated), serious breach of Employer policy, as determined by the Board of Directors of the Employer; or

          (f) The material breach of the Agreement by the Employee.

          The term "renewal period", as used herein, means a period of renewal occurring at the end of the original term of the agreement as provided for by a written agreement of the parties extending the time for employment.


                           ARTICLE II
                        OTHER PROVISIONS

     2.1 The Employee agrees that during the period of contract employment (a) he will faithfully and in conformity with the directions of the Board of Directors of the Employer, or of an officer of the Employer duly authorized by said Board, perform the duties of his employment hereunder, and that he will devote to the performance of said duties all such time and attention as they shall reasonably require, taking, however, from time to time (as the Employer agrees that he may) reasonable vacations; and (b) he will not, without the express consent of the Board of Directors of the Employer or persons to whom such authority is delegated by the Board of Directors, become actively associated with or engaged in any business during the period of contract employment other than that of the Employer, or a division, or subsidiary of the Employer that would detract from the performance of his duties to the Employer, and he will do nothing inconsistent with such duties. In the event that the Employee is in breach of the provisions of Clause (b) of the preceding sentence hereof, Employee shall promptly reimburse Employer for any monies paid by Employer in connection with the relocation of Employee during the period of the Agreement or contemplated by the signing of this Agreement, including, without limitation, any bonus or relocation expenses paid for or incurred by Employer including carrying costs for property purchased from or on behalf of Employee.

          In the event that the Employee is advised by the Employer in writing that his services will no longer be required during the remainder of the period of contract employment, this shall be treated as a suspension of services and Employee shall continue to be treated as an employee for all purposes, including eligibility for all employee benefits of Employee, and shall continue to be compensated by Employer (subject to the possible offset set forth below) during the remainder of the period of contract employment at the rate of "total compensation" to which Employee was entitled at time of suspension of services. For this purpose, "total compensation" shall include any bonus earned by the Employee in the year of suspension of services of Employee. Employee shall be free to become actively engaged with another business but in such event, fifty percent (50%) of the compensation of any kind received from such other business (except from businesses or investments owned by Employee before the date of termination for which there will be no deduction) and one hundred percent (100%) of the compensation of any kind received from a "competing business" (as defined below), in each case attributable to the period of contract employment, shall be subtracted from any amounts otherwise due Employee from Employer.

          Employee agrees that he will not disclose to
anyone outside of the Employer, or use in other than the Employer's business, confidential information relating to the Employer's business, in any way obtained by him while employed by the Employer, unless authorized by the Employer in writing. It is understood that violation of this provision would cause irreparable harm to the Employer and that Employer may seek to enjoin any such violation or to take any other applicable
action.   The Employee also agrees that he will not engage in
any activity which would violate the Conflict of Interest or Business Ethics Statement signed from time to time by the Employee.


     2.2 It is recognized by Employee and Employer that Employee's duties during the period of contract employment will entail the receipt of confidential information concerning not only Employer's current operations and procedures but also its short-range and long-range plans. Employee agrees that, during the period of contract employment, Employee will not have an investment of $100,000 or more in a competing business (as hereinafter defined) and will not render personal services to such competing business in any manner, including, without limitation, as owner, partner, director, trustee, officer, employee, consultant or advisor thereof.

          If Employee shall breach the agreement contained in this Section 2.2, such breach may render Employee liable to Employer for damages therefor and entitle Employer to enjoin Employee from making such investment or from rendering such personal services. In addition, Employer shall have the right in such event to enjoin Employee from disclosing any confidential information concerning Employer to any such competing business, to enjoin any such competing business from receiving from Employee or using any such confidential information and/or to enjoin any such competing business from retaining or seeking to retain any other employees of Employer.

          As used in Section 2.1 and 2.2, a "competing business" shall be any business which:

          (a) at the time of determination, is substantially similar to the whole or a substantial part of the business at the end of the period of active employment, conducted by Employer, or any of its subsidiaries, or subsidiaries of subsidiaries, or divisions, or substantially similar to some substantial part of said business; and


          (b) at the time of determination, is operating a store or stores which, during its or their fiscal year preceding the determination, in the aggregate had aggregate net sales, including sales in leased and licensed departments, in excess of $10,000,000, which store or stores is or are located in a city or within a radius of twenty-five (25) miles from the outer limits of a city where Employer, or any of its subsidiaries, or subsidiaries of subsidiaries, or divisions is operating a store or stores which, during its or their fiscal year preceding the determination, in the aggregate had aggregate net sales, including sales in leased and licensed departments, in excess of $10,000,000; and

          (c) had aggregate net sales at all its locations, including sales in leased and licensed departments and sales by its divisions and subsidiaries, during its fiscal year preceding that in which the Employee made such investment herein, or first rendered personal services thereto, following his termination of service, in excess of $25,000,000.

     2.3 The Employer agrees that during the period of active employment the Employee shall be allowed reasonable traveling expenses and shall be furnished office space, assistance and accommodations suitable to the character of his position with the Employer and adequate for the performance of his duties hereunder.

     2.4 This Agreement shall not be assignable by the Employer without the written consent of the Employee, except that, if the Employer shall merge or consolidate with or into, or transfersubstantially all of its assets, including goodwill, to another corporation or other form of business organization, this Agreement shall bind and run to the benefit of the successor of the Employer resulting from such merger, consolidation, or transfer; provided, however, that if any such merger, consolidation, or transfer shall be with, into, or to any corporation or other form of business organization other than a subsidiary of the Employer or a corporation having substantially the same common stockholders as the Employer, the Employee at any time thereafter shall have the right, at his option, on not less than thirty (30) days' written notice to the Employer or its successors, to terminate the period of contract employment. The Employee may not assign, pledge, or encumber his interest in this Agreement, or any part thereof, without the written consent of the Employer.

     2.5 The Employer agrees that in the event of war or a national emergency, the Employee will, at his request, be granted a leave of absence for military or governmental service, and during said period of leave of absence shall be paid such compensation as may be fixed by, or with the authority of, the Board of Directors of the Employer. During any such leave of absence, the Employee shall, except in respect to his rights to the compensation herein provided and his obligation to perform active duties of the Employer be deemed, for the purposes of this Agreement, to be in the active employment of the Employer.

     2.6 This Agreement and all questions arising in connection therewith shall be governed by the laws of the State of California.

     2.7 This Agreement comprises the entire agreement between the parties hereto and as of May 1, 1990, supersedes, cancels and annuls the Agreement dated August 1, 1988, between Employer and Employee and any rights of employee thereunder, including provisions from prior employment agreements which were continued by, or incorporated in, said Agreement dated August 1, 1988. This Agreement may not be modified orally.

     2.8 Words in the masculine herein may be interpreted as feminine or neuter, and words in the singular as plural, and vice versa, where the sense requires.

     IN WITNESS WHEREOF, the parties hereto have hereunto and to a duplicate hereof, set their signatures as of the day, month and year first above written, the Employer by a Director thereunto duly authorized by its Board of Directors.

                              RALPHS GROCERY COMPANY


By_________________________________


                              EMPLOYEE SIGNATURE


By_________________________________

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


   The Employment Agreement dated May 1, 1990, by and between RALPHS GROCERY COMPANY, a Delaware corporation, and TERRY PEETS is hereby amended as set forth herein.

   1. Articles 1.1 and 1.3 are hereby amended as follows:

      "The ending date for the period of contract employment is extended three (3) years; the new ending date for 'the period of contract employment' being April 30, 1996."

   2. Article 1.3(a) is hereby amended as follows:

      The date April 30, 1993 is changed to April 30,
      1996.

   3. All other terms and conditions of the Employment
Agreement dated May 1, 1990 by and between RALPHS GROCERY
COMPANY, a Delaware corporation, and TERRY PEETS, and any subsequent amendments or modifications relating thereto, shall remain the same.

   4. The effective date of this First Amendment to Employment Agreement is January 20, 1992.

   ALL OF THE TERMS OF THIS FIRST AMENDMENT TO EMPLOYMENT
AGREEMENT ARE HEREBY FULLY AGREED TO BY THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have hereunto, and to a duplicate hereof, set their signatures as of the effective date of this First Amendment to Employment
Agreement, the Employer by a Director thereunto duly authorized by its Board of Directors.

                   RALPHS GROCERY COMPANY


                   By


                   EMPLOYEE SIGNATURE

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


   The Employment Agreement dated May 1, 1990, by and between RALPHS GROCERY COMPANY, a Delaware corporation, and TERRY PEETS is hereby amended as set forth herein.

   1. Article 1.1 is hereby amended as follows:

      "The annual 'total compensation' shall be One
      Hundred Ninety-Five Thousand Dollars ($195,000)."

   2. All other terms and conditions of the Employment
Agreement dated May 1, 1990, by and between RALPHS GROCERY
COMPANY, a Delaware corporation, and TERRY PEETS, and any subsequent amendments or modifications relating thereto, shall remain the same.

   4. The effective date of this Second Amendment to Employment Agreement is May 1, 1993.

   ALL OF THE TERMS OF THIS SECOND AMENDMENT TO EMPLOYMENT
AGREEMENT ARE HEREBY FULLY AGREED TO BY THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have hereunto, and to a duplicate hereof, set their signatures as of the effective date of this Second Amendment to Employment
Agreement, the Employer by a Director thereunto duly authorized by its Board of Directors.


                   RALPHS GROCERY COMPANY


                   By



                   EMPLOYEE SIGNATURE